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                                                                  Execution Copy



                                 FIRST AMENDMENT
                    TO AMENDED AND RESTATED CREDIT AGREEMENT


         This First Amendment to Amended and Restated Credit Agreement (this "Agreement") dated as of January 1, 2001 is entered into by and among Texas Petrochemicals LP, a Texas limited partnership (the "Company"), TPC Holding Corp., a Delaware corporation (the "Parent"), those Lenders that execute a counterpart of this Agreement and The Chase Manhattan Bank (the successor by merger to Chase Bank of Texas, National Association), individually as a Lender and the Swing Line Lender and as agent for the other Lenders (in such latter capacity together with any other Person who becomes the agent, the "Agent"), ABN AMRO North America, Inc. as agent for ABN AMRO Bank, N.V., and The Bank of Nova Scotia, each individually as a Lender and together as co-documentation agents for the other Lenders (in such capacity, together with any other Person who becomes a documentation agent, the "Documentation Agents").

         WHEREAS, the Company, the Parent, the Lenders, the Agent, the Swing Line Lender and the Documentation Agents are parties to that certain Amended and Restated Credit Agreement dated as of June 30, 2000 (the "Credit Agreement"; capitalized terms used herein, unless otherwise defined, are used as defined in the Credit Agreement); and

         WHEREAS, the Company has requested the Lenders to amend certain provisions of the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Amendments to Section 1.01. (a) The definition of "Agent" contained in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           " 'Agent' means The Chase Manhattan Bank (the
                  successor by merger to Chase Bank of Texas, National Association) together with any other Person who becomes the agent pursuant to Section 10.06.".

                  (b) Clause (c) of the definition of "Fixed Charge Coverage Ratio" contained in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:
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                  "(c) the lesser of (i) Scheduled Capital Expenditures for such period (other than Capital Expenditures permitted by Section 8.14(d) and Capital Expenditures permitted by Section 8.14(e)) and (ii) actual Capital Expenditures for such period,".

                  2. Amendment to Section 7.01. Clause (i) of Section 7.01(l) of the Credit Agreement is hereby deleted effective as of June 30, 2000, and clauses (ii), (iii) and (iv) thereof are renumbered, respectively, as clauses
(i), (ii) and (iii).

                  3. Amendment to Section 8.05. Clause (d) of Section 8.05 of the Credit Agreement is hereby amended in it entirety to read as follows:

                  "(d) loans by the Company to the ESOP to purchase Capital Stock of Holding Co. in the aggregate at any time outstanding not in excess of $10,000,000.00;".

                  4. Amendment to Section 8.13(a). Section 8.13(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(a) Fixed Charge Coverage Ratio. The Company will not permit at any time the Fixed Charge Coverage Ratio to be (a) for the period from March 28, 1997 to and including June 30, 1997, less than 1.0 to 1.0, (b) for the period from July 1, 1997 to and including September 30, 1997, less than .8 to 1.0, (c) for the period from October 1, 1997 to and including December 31, 1997, less than .9 to 1.0, (d) for the period from January 1, 1998 to and including June 30, 1998, less than
         1.0 to 1.0, (e) for the period from July 1, 1998 to and including June 30, 1999, less than 1.0 to 1.0, (f) for the period from July 1, 1999 to and including December 31, 1999, less than 1.0 to 1.0, (g) for the period from January 1, 2000 to and including June 30, 2000, less than
         1.0 to 1.0, (h) for the period from July 1, 2000 to and including June 30, 2001, less than 1.05 to 1.0, (i) for the period from July 1, 2001 to and including June 30, 2002, less than 1.05 to 1.0, and (j) at any time after June 30, 2002, less than 1.15 to 1.0.".

                  5. Amendment to Section 8.13(b). Clauses (g) and (h) of
Section 8.13(b) of the Credit Agreement are hereby amended in their entirety to read as follows:

                  "(g) for the period from July 1, 2000 to and including June 30, 2001, greater than 4.5 to 1.0, (h) for the period from July 1, 2001 to and including June 30, 2002, greater than 4.5 to 1.0,".

                  6. Amendment to Section 8.13(d). Section 8.13(d) of the Credit Agreement is hereby amended in its entirety to read as follows:


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                  "(d) Current Ratio. The Company will not permit at any time the ratio of Current Assets to Current Liabilities to be less than 1.15 to 1.0.".

                  7. Amendments to Section 8.14. Section 8.14 of the Credit Agreement is hereby amended by replacing the phrase "Except as permitted in subclauses (b), (c) and (d) below, "with the phrase "Except as permitted in subclauses (b), (c), (d) and (e) below,".

         Section 8.14 of the Credit Agreement is hereby further amended by adding a new subclause (e) reading in its entirety as follows:

                  "(e) The Company and its Subsidiaries may make Capital Expenditures for one or more projects for expansion of butadiene capacity so long as the aggregate Capital Expenditures pursuant to this
         Section 8.14(e) do not at any time exceed $16,000,000 in the aggregate.".

                  8. Ratification. (a) The Credit Agreement, the Notes and the other Loan Documents, as amended and affected by this Agreement, shall continue in full force and effect, and are hereby ratified and confirmed; and

                  (b) Nothing in this Agreement releases any right, claim, lien, security interest or entitlement of the Agent or any Lender created by or contained in any of such documents nor is the Company or any other Person released from any covenant, warranty or obligation created by or contained therein.

                  9. Representations and Warranties. The Company hereby represents and warrants to the Lenders that (a) the Credit Agreement as amended by this Agreement has been duly authorized, executed and delivered on behalf of the Company, (b) this Agreement constitutes a valid and legally binding agreement enforceable against the Company in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), (c) after giving effect to this Agreement, the representations and warranties by the Company contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof (unless any such representation or warranty expressly relates to an earlier date or is no longer true solely as a result of transactions not prohibited by the Credit Agreement, as amended by this Agreement, and the other Loan Documents) and (d) after giving effect to this Agreement, no Default exists under the Credit Agreement or any of the other Loan Documents.


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                  10. Reference to the Credit Agreement and Effect on the Notes
and Other Loan Documents.

                  (a) Upon the effectiveness of the amendments set forth in Sections 1 through 7, each reference in the Credit Agreement to "this Agreement", "hereunder," "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended and affected hereby.

                  (b) Upon the effectiveness of the amendments set forth in Sections 1 through 7, each reference in the Notes and the other Loan Documents to "the Credit Agreement" shall mean and be a reference to the Credit Agreement, as amended and affected hereby.

                  11. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

                  12. Ratification by Other Parties. By its execution of this Agreement each of the Parent, the Limited Partner, Holding Co. and Texas Butylene Chemical Corporation hereby consents and agrees to the provisions of this Agreement, represents and warrants that the representations by it and its Subsidiaries contained in Article VI of the Credit Agreement, as amended hereby, are true and correct in all material respects as though made as of the date hereof (unless any such representation and warranty expressly relates to an earlier date or is no longer true solely as a result of transactions not prohibited by the Credit Agreement, as amended hereby, and the other Loan Documents), and ratifies and confirms the Loan Documents to which it is a party, as amended and affected hereby.

                  13. Effectiveness of Agreement. This Agreement shall become effective upon the execution hereof by the Company, the Parent, the Limited Partner, Holding Co., Texas Butylene Chemical Corporation and Lenders constituting the Majority Lenders under the Credit Agreement (whether or not all Lenders listed on the signature pages hereof execute this Agreement).

                  14. Choice of Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT THAT THE LAWS OF THE UNITED STATES OF AMERICA, AND ANY RULES, REGULATIONS OR ORDERS ISSUED OR PROMULGATED THEREUNDER APPLICABLE TO THE AFFAIRS AND TRANSACTIONS OF THE LENDER OTHERWISE PREEMPT TEXAS LAW, IN WHICH EVENT SUCH FEDERAL LAW SHALL CONTROL.


                  15. Final Agreement of the Parties. THE CREDIT AGREEMENT, AS AMENDED BY THIS AGREEMENT, AND THE OTHER LOAN DOCUMENTS


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(INCLUDING, WITHOUT LIMITATION, ALL EXHIBITS AND SCHEDULES THERETO) CONSTITUTE A
"LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT
BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                           Company:

                                           TEXAS PETROCHEMICALS LP
                                           BY:  TPC HOLDING CORP.,
                                                as General Partner

                                                By:    ________________________
                                                Name:  ________________________
                                                Title: ________________________


                                           Parent:

                                           TPC HOLDING CORP.


                                           By:    _____________________________
                                           Name:  _____________________________
                                           Title: _____________________________


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                                           Swing Line Lender:

                                           THE CHASE MANHATTAN BANK(as successor
                                           to CHASE BANK OF TEXAS, NATIONAL
                                           ASSOCIATION)


                                           By:    _____________________________
                                           Name:  _____________________________
                                           Title: _____________________________


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                                           Lenders:

                                           THE CHASE MANHATTAN BANK


                                           By:    _____________________________
                                           Name:  _____________________________
                                           Title: _____________________________


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                                           ABN AMRO BANK N.V.

                                           BY:     ABN AMRO NORTH AMERICA, INC.,
                                                    AS AGENT


                                                    By:    ____________________
                                                    Name:  ____________________
                                                    Title: ____________________


                                                    By:    ____________________
                                                    Name:  ____________________
                                                    Title: ____________________


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                                           THE BANK OF NOVA SCOTIA


                                           By:    _____________________________
                                           Name:  _____________________________
                                           Title: _____________________________


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                                           BANK OF SCOTLAND


                                           By:    _____________________________
                                           Name:  _____________________________
                                           Title: _____________________________


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                                           BNP PARIBAS


                                           By:    _____________________________
                                           Name:  _____________________________
                                           Title: _____________________________

                                           By:    _____________________________
                                           Name:  _____________________________
                                           Title: _____________________________


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                                           CAPTIVA FINANCE LTD.


                                           By:    _____________________________
                                           Name:  _____________________________
                                           Title: _____________________________


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                                           HIBERNIA NATIONAL BANK


                                           By:    _____________________________
                                           Name:  _____________________________
                                           Title: _____________________________


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                                           THE CIT GROUP/BUSINESS CREDIT, INC.


                                           By:    _____________________________
                                           Name:  _____________________________
                                           Title: _____________________________


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                                           LONGHORN CDO (CAYMAN) LTD

                                           BY:      MERRILL LYNCH INVESTMENT
                                                    MANAGERS, L.P.,
                                                    AS INVESTMENT ADVISOR


                                                    By:    ____________________
                                                    Name:  ____________________
                                                    Title: ____________________


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                                           MERRILL LYNCH SENIOR FLOATING RATE
                                           FUND, INC.


                                           By:    _____________________________
                                           Name:  _____________________________
                                           Title: _____________________________


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                                           BANK OF AMERICA, N.A.


                                           By:    _____________________________
                                           Name:  _____________________________
                                           Title: _____________________________


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                                           NATIONAL BANK OF CANADA


                                           By:    _____________________________
                                           Name:  _____________________________
                                           Title: _____________________________

                                           By:    _____________________________
                                           Name:  _____________________________
                                           Title: _____________________________


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                                           VAN KAMPEN PRIME RATE INCOME TRUST

                                           BY:  VAN KAMPEN INVESTMENT ADVISORY
                                                CORP.


                                                By:    ________________________
                                                Name:  ________________________
                                                Title: ________________________


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                                           WELLS FARGO BANK (TEXAS),
                                           NATIONAL ASSOCIATION


                                           By:    _____________________________
                                           Name:  _____________________________
                                           Title: _____________________________


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                                           Agent:


                                           THE CHASE MANHATTAN BANK(as successor
                                           to CHASE BANK OF TEXAS, NATIONAL
                                           ASSOCIATION)

                                           By:    _____________________________
                                           Name:  _____________________________
                                           Title: _____________________________


                                           Documentation Agents:

                                           ABN AMRO NORTH AMERICA, INC., AS
                                           AGENT FOR ABN AMRO BANK N.V.


                                           By:    _____________________________
                                           Name:  _____________________________
                                           Title: _____________________________


                                           By:    _____________________________
                                           Name:  _____________________________
                                           Title: _____________________________


                                           THE BANK OF NOVA SCOTIA


                                           By:    _____________________________
                                           Name:  _____________________________
                                           Title: _____________________________


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Consented to and agreed to
as of the date first above
written:

                                              TEXAS PETROCHEMICAL HOLDINGS, INC.


                                              By:    __________________________
                                              Name:  __________________________
                                              Title: __________________________


                                              TEXAS BUTYLENE CHEMICAL
                                              CORPORATION


                                              By:    __________________________
                                              Name:  __________________________
                                              Title: __________________________



                                              PETROCHEMICAL PARTNERSHIP
                                              HOLDINGS, INC.


                                              By:    __________________________
                                              Name:  __________________________
                                              Title: __________________________


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